LazyGrocer.com Corp.
                               2467 Wyndale Street
                                 Ottawa, Ontario
                                     K1H 8J3
                                Tel: 613-241-6195
                                Fax: 613-747-3694

January 22, 2000

Villarroel, Inc.
Attn: Karim Rahemtulla
500 Osceola Avenue, #315
Winter Park, FL 32789


Re: Corporate and Financial Consulting Services

Dear Mr. Rahemtulla,

Pursuant to our conversation last week, it is my pleasure to formally ask you to act as our consultant in connection with the following:

1.       Corporate Development
2.       Franchising
3.       Investor Relations
4.       Business Policy

As agreed, you will assist in these capacities for a period of no less than two years, unless otherwise agreed in writing.

As consideration for these services, we have agreed upon a fee of 4.84% of the total equity issued at the time the company is sold, or upon filing for registration with the Securities and Exchange Commission. Such shares shall be registered on our first registration statement.

Please indicate your acceptance of the foregoing by signing a copy of this letter below.

                                                    Sincerely,


                                                    Pierre Bosse
The above is confirmed:


By:  Karim Rahemtulla